                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2001

                         AMERITRADE HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       0-22163                47-0642657
------------------------------         ------------          -------------------
      (State or other                  (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)



        4211 South 102nd Street
            Omaha, Nebraska                                            68127
----------------------------------------                           -------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (402) 331-7856

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On April 12, 2001, Ameritrade Holding Corporation (the "Company") filed a Current Report on Form 8-K to report its acquisition on April 2, 2001 of TradeCast Inc. and all of the ownership interests in TradeCast Investments Ltd. (the "TradeCast acquisition"). On May 9, 2001, the Company filed an amendment pursuant to Item 7 on Form 8-K/A, which provided the required financial information with respect to the TradeCast acquisition. This Amendment is filed to update such financial information to comply with the age of financial statements requirements of Regulation S-X with respect to the TradeCast acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Included herein as Exhibit 99.3 are the Unaudited Consolidated Condensed Financial Statements of TradeCast Investments Ltd. and Subsidiaries for the three months ended March 31, 2001 and 2000.

(b)      Pro Forma Financial Information

         Included herein as Exhibit 99.4 is the Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended March 30, 2001.

(c)      Exhibits

2.1      Agreement and Plan of Merger, dated as of February 13, 2001, among
              Ameritrade Holding Corporation, TradeCast Inc., TC Merger Sub, Inc. and the Stockholders of TradeCast Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.2      Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.3      Amendment No. 2 to Agreement and Plan of Merger, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.4      Interest Purchase Agreement, dated as of February 13, 2001, among
              Ameritrade Holding Corporation, ForTradeCast L Partners, L.P. and ForTradeCast S Partners, L.P. (incorporated by reference to
              Exhibit 2.4 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.5      Amendment No. 1 to Interest Purchase Agreement, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.5 to the Company's Current Report on Form 8-K filed April 12, 2001)

2.6      Amendment No. 2 to Interest Purchase Agreement, dated as of March 30,
              2001 (incorporated by reference to Exhibit 2.6 to the Company's Current Report on Form 8-K filed April 12, 2001)

23       Consent of Mann Frankfort Stein & Lipp CPAs, LLP

99.1     Consolidated Financial Statements of TradeCast Investments Ltd. and
              Subsidiaries for the years ended December 31, 2000 and 1999 (incorporated by reference to Exhibit 99.1 to the Company's Amended Current Report on Form 8-K/A filed May 9, 2001)

99.2     Unaudited Pro Forma Combined Condensed Financial Statements of
              Ameritrade Holding Corporation as of December 31, 2000 and for the year ended September 29, 2000 and the three months ended December 31, 2000 (incorporated by reference to Exhibit 99.2 to the Company's Amended Current Report on Form 8-K/A filed May 9, 2001)

99.3     Unaudited Consolidated Condensed Financial Statements of TradeCast
              Investments Ltd. and Subsidiaries for the three months ended March 31, 2001 and 2000

99.4     Unaudited Pro Forma Combined Condensed Financial Statements of
              Ameritrade Holding Corporation for the six months ended March 30, 2001

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 31, 2001                           AMERITRADE HOLDING CORPORATION


                                                  By: /s/ John R. MacDonald
                                                     ---------------------------
                                                     John R. MacDonald
                                                     Vice President and
                                                     Chief Financial Officer